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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 1, 2008

                         FEDFIRST FINANCIAL CORPORATION
                         ------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

      United States                       0-51153                 25-1828028
      -------------                       -------                 ----------
(State or other jurisdiction of         (Commission             (IRS Employer
incorporation or organization)          File Number)         Identification No.)

              Donner at Sixth Street, Monessen, Pennsylvania 15062
              ----------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (724) 684-6800
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 4.01   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
            ----------------------------------------------

      (a) In connection with the merger of Edwards Sauer & Owens, P.C. ("ESO") with Beard Miller Company LLP ("Beard Miller"), ESO resigned as the independent registered public accounting firm of FedFirst Financial Company (the "Company") as of January 1, 2008. As of the same date, the Company engaged Beard Miller as its successor independent registered public accounting firm. The Audit Committee of the Company's Board of Directors approved the engagement of Beard Miller.

      The reports of ESO on the consolidated financial statements of the Company as of and for the fiscal years ended December 31, 2005 and 2006 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

      During the Company's fiscal years ended December 31, 2005 and 2006 and subsequent interim period preceding the resignation of ESO, there were no disagreements between the Company and ESO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of ESO, would have caused ESO to make reference to the subject matter of the disagreements in connection with its audit reports on the Company's consolidated financial statements.

      ESO has provided the Company with a copy of ESO's letter addressed to the Securities and Exchange Commission stating that ESO agrees with the disclosures made by the Company in response to Item 304(a) of Regulation S-K. A copy of ESO's letter is filed as Exhibit 16 and incorporated in this Item 4.01(a) by reference.

      (b) During the Company's fiscal years ended December 31, 2005 and 2006 and subsequent interim period preceding the engagement of Beard Miller, the Company did not consult with Beard Miller regarding: (1) the application of accounting principles to a specified transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on the Company's financial statements; or (3) any matter that was either the subject of a disagreement with ESO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or the subject of a reportable event.

ITEM 9.01   FINANCIAL STATEMENTS AND OTHER EXHIBITS.
            ----------------------------------------

      Exhibit 16.0 Letter of Concurrence From Edwards Sauer & Owens, P.C. Regarding Change in Certifying Accountant


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       FEDFIRST FINANCIAL CORPORATION




Date:  January 4, 2008                 By: /s/ John G. Robinson
                                           ---------------------------------
                                           John G. Robinson
                                           President and Chief Executive Officer